                                 AMENDMENT NO. 1
                                       TO
                     CO-SALE AND STOCK RESTRICTION AGREEMENT

         This Amendment No. 1 dated December 12, 1996 (the "Amendment") to the Co-Sale and Stock Restriction Agreement dated November 13, 1995 among Giga Information Group, Inc., a Delaware corporation (the "Corporation"), Gideon Gartner and the holders of Series B Preferred Stock, $.001 par value, signatory thereto (the "Stockholders"), is entered into by the Corporation, Gideon Gartner and the Stockholders. Except as set forth below, the Agreement shall remain in full force and effect. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Amendments to the Agreement. Acting in accordance with Section 7.2 of the Agreement, the undersigned hereby consent to an amendment to the Agreement whereby Pomona Capital II, L.P., Baupost Limited Partnership 1983 C-1, Wheatley Partners, L.P., Wheatley Foreign Partners, L.P., Charles O. Rossotti Charitable Remainder Trust, Alfred University, Foundation Partners, Tampsco II Partnership and Rochester Institute of Technology (collectively, the Additional Series B Investors") will be made parties to the agreement such that (i) the Additional Series B Investors will be deemed "Stockholders," as such term is defined in the Agreement, subject to all the terms and conditions applicable to Stockholders set forth therein and (ii) all of the shares of Series B Preferred Stock held of record by the Additional Series B Investors will constitute "Preferred Stock," as such term is defined in the Agreement, subject to all the terms and conditions applicable to Preferred Stock set forth herein.

         2. The Agreement, as supplemented and modified by this Amendment, together with the other writings referred to in the Agreement or delivered pursuant thereto which form a part thereof, contain the entire agreement among the parties with respect to the subject matter thereof and amend, restate and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

         3. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the other documents entered into in connection with the Agreement, shall mean and be a reference to the Agreement, as amended hereby. Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         4. This Amendment shall be governed by the laws of the State of New York, notwithstanding the conflict-of-law doctrines of New York or any other jurisdiction to the contrary.

         5. This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         IN WITNESS WHEREOF the parties hereto have executed this Amendment on the date first above written.


GIGA INFORMATION GROUP, INC.


By:
       -----------------------------------
Title:    Chief Executive Officer
       -----------------------------------

ACORN INVESTMENT TRUST,
Series Designated Acorn Fund


By:
       -----------------------------------

Title:
       -----------------------------------

21ST CENTURY COMMUNICATIONS PARTNERS, L.P.
by Infomedia Associates, Ltd., its General Partner


By:
       -----------------------------------
Title:
       -----------------------------------
amended hereby. Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         4. This Amendment shall be governed by the laws of the State of New York, notwithstanding the conflict-of-law doctrines of New York or any other jurisdiction to the contrary.

         5. This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         IN WITNESS WHEREOF the parties hereto have executed this Amendment on the date first above written.


GIGA INFORMATION GROUP, INC.


By:
       -----------------------------------
Title:
       -----------------------------------

ACORN INVESTMENT TRUST,
Series Designated Acorn Fund


By:
       -----------------------------------
Title:
       -----------------------------------

21ST CENTURY COMMUNICATIONS PARTNERS, L.P.
by Infomedia Associates, Ltd., its General Partner


By:
       -----------------------------------
Title:
       -----------------------------------
                                        2
amended hereby. Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         4. This Amendment shall be governed by the laws of the State of New York, notwithstanding the conflict-of-law doctrines of New York or any other jurisdiction to the contrary.

         5. This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         IN WITNESS WHEREOF the parties hereto have executed this Amendment on the date first above written.


GIGA INFORMATION GROUP, INC.


By:
       -----------------------------------
Title:
       -----------------------------------

ACORN INVESTMENT TRUST,
Series Designated Acorn Fund


By:
       -----------------------------------
Title:
       -----------------------------------

21ST CENTURY COMMUNICATIONS PARTNERS, L.P.
by Infomedia Associates, Ltd., its General Partner


By:
       -----------------------------------
Title:
       -----------------------------------

21ST CENTURY COMMUNICATIONS FOREIGN PARTNERS, L.P.
by Infomedia Associates, Ltd., its General Partner


By:
       -----------------------------------
Title:
       -----------------------------------

21ST CENTURY COMMUNICATIONS T.E. PARTNERS, L.P.
by Infomedia Associates, Ltd., its General Partner


By:
       -----------------------------------
Title:
       -----------------------------------

WHEATLEY FOREIGN PARTNERS, L.P.


By:
       -----------------------------------
Title:
       -----------------------------------

WHEATLEY PARTNERS, L.P.


By:
       -----------------------------------
Title:
       -----------------------------------

SG PARTNERS, L.P.
by S(squared) Technology Corporation, its General Partner


By:
       -----------------------------------
Title:
       -----------------------------------

21ST CENTURY COMMUNICATIONS FOREIGN PARTNERS, L.P.
by Infomedia Associates, Ltd., its General Partner


By:
       -----------------------------------
Title:
       -----------------------------------

21ST CENTURY COMMUNICATIONS T.E. PARTNERS, L.P.
by Infomedia Associates, Ltd., its General Partner


By:
       -----------------------------------
Title:
       -----------------------------------

WHEATLEY FOREIGN PARTNERS, L.P.


By:
       -----------------------------------
Title:
       -----------------------------------

WHEATLEY PARTNERS, L.P.


By:
       -----------------------------------
Title:
       -----------------------------------

SG PARTNERS, L.P.
by S(squared) Technology Corporation, its General Partner


By:
       -----------------------------------
Title:
       -----------------------------------

21ST CENTURY COMMUNICATIONS FOREIGN PARTNERS, L.P.
by Infomedia Associates, Ltd., its General Partner


By:
       -----------------------------------
Title:
       -----------------------------------

21ST CENTURY COMMUNICATIONS T.E. PARTNERS, L.P.
by Infomedia Associates, Ltd., its General Partner


By:
       -----------------------------------
Title:
       -----------------------------------

WHEATLEY FOREIGN PARTNERS, L.P.


By:
       -----------------------------------
Title:
       -----------------------------------

WHEATLEY PARTNERS, L.P.


By:
       -----------------------------------
Title:
       -----------------------------------

SG PARTNERS, L.P.
by S(squared) Technology Corporation, its General Partner


By:
       -----------------------------------
Title:
       -----------------------------------

21ST CENTURY COMMUNICATIONS FOREIGN PARTNERS, L.P.
by Infomedia Associates, Ltd., its General Partner


By:
       -----------------------------------
Title:
       -----------------------------------

21ST CENTURY COMMUNICATIONS T.E. PARTNERS, L.P.
by Infomedia Associates, Ltd., its General Partner


By:
       -----------------------------------
Title:
       -----------------------------------

WHEATLEY FOREIGN PARTNERS, L.P.


By:
       -----------------------------------
Title:
       -----------------------------------

WHEATLEY PARTNERS, L.P.


By:
       -----------------------------------
Title:
       -----------------------------------

SG PARTNERS, L.P.
by S(squared) Technology Corporation, its General Partner


By:
       -----------------------------------
Title:
       -----------------------------------

21ST CENTURY COMMUNICATION FOREIGN PARTNERS, L.P.
by Infomedia Associates, Ltd., its General Partner


By:
       -----------------------------------
Title:
       -----------------------------------

21ST CENTURY COMMUNICATIONS T.E. PARTNERS, L.P.
by Infomedia Associates, Ltd., its General Partner


By:
       -----------------------------------
Title:
       -----------------------------------

WHEATLEY FOREIGN PARTNERS, L.P.


By:
       -----------------------------------
Title:
       -----------------------------------

SG PARTNERS, L.P.
by S(squared) Technology Corporation, its General Partner
10

By:
       -----------------------------------
Title:
       -----------------------------------

CORE TECHNOLOGY FUND, INC.


By:
       -----------------------------------
Title:
       -----------------------------------

CHARLES O. ROSSOTTI CHARITABLE
  REMAINDER UNITRUST


By:
       -----------------------------------
Title:
       -----------------------------------

ALFRED UNIVERSITY


By:
       -----------------------------------
Title:
       -----------------------------------

FOUNDATION PARTNERS


By:
       -----------------------------------
Title:
       -----------------------------------

TAMPSCO II PARTNERSHIP


By:
       -----------------------------------
Title:
       -----------------------------------

CORE TECHNOLOGY FUND, INC.


By:
       -----------------------------------
Title:
       -----------------------------------

CHARLES O. ROSSOTTI CHARITABLE
  REMAINDER UNITRUST


By:
       -----------------------------------
Title:
       -----------------------------------

ALFRED UNIVERSITY


By:
       -----------------------------------
Title:
       -----------------------------------

FOUNDATION PARTNERS


By:
       -----------------------------------
Title:
       -----------------------------------

TAMPSCO II PARTNERSHIP


By:
       -----------------------------------
Title:
       -----------------------------------

CORE TECHNOLOGY FUND, INC.


By:
       -----------------------------------
Title:
       -----------------------------------

CHARLES O. ROSSOTTI CHARITABLE
  REMAINDER UNITRUST


By:
       -----------------------------------
Title:
       -----------------------------------

ALFRED UNIVERSITY


By:
       -----------------------------------
Title:
       -----------------------------------

FOUNDATION PARTNERS


By:
       -----------------------------------
Title:
       -----------------------------------

TAMPSCO II PARTNERSHIP


By:
       -----------------------------------
Title:
       -----------------------------------

CORE TECHNOLOGY FUND, INC.


By:
       -----------------------------------
Title:
       -----------------------------------

CHARLES O. ROSSOTTI CHARITABLE
  REMAINDER UNITRUST


By:
       -----------------------------------
Title:
       -----------------------------------

ALFRED UNIVERSITY


By:
       -----------------------------------
Title:
       -----------------------------------

FOUNDATION PARTNERS


By:
       -----------------------------------
Title:
       -----------------------------------

TAMPSCO II PARTNERSHIP


By:
       -----------------------------------
Title:
       -----------------------------------

CORE TECHNOLOGY FUND, INC.


By:

Title:


CHARLES O. ROSSOTTI CHARITABLE
  REMAINDER UNITRUST


By:
       -----------------------------------
Title:
       -----------------------------------

ALFRED UNIVERSITY


By:
       -----------------------------------
Title:
       -----------------------------------

FOUNDATION PARTNERS


By:
       -----------------------------------
Title:
       -----------------------------------

TAMPSCO II PARTNERSHIP


By:
       -----------------------------------
Title:
       -----------------------------------

ROCHESTER INSTITUTE OF TECHNOLOGY


By:
       -----------------------------------
Title:
       -----------------------------------

MONTGOMERY SMALL CAP PARTNERS, L.P.
by Montgomery Asset Management, L.P., its investment advisor


By:
       -----------------------------------
Title:
       -----------------------------------

MONTGOMERY SMALL CAP PARTNERS II, L.P.
by Montgomery Asset Management, L.P., its investment advisor


By:
       -----------------------------------
Title:
       -----------------------------------

HAUSSMAN HOLDINGS
by Montgomery Asset Management, L.P., its investment advisor


By:
       -----------------------------------
Title:
       -----------------------------------

QUOTA FUND N.V.
by Montgomery Asset Management, L.P., its investment advisor


By:
       -----------------------------------
Title:
       -----------------------------------

MONTGOMERY SMALL CAP PARTNERS, L.P.
by Montgomery Asset Management, L.P., its General Partner


By:
       -----------------------------------
Title:
       -----------------------------------

MONTGOMERY SMALL CAP PARTNERS II, L.P.
by Keith High, its General Partner


By:
       -----------------------------------
Title:
       -----------------------------------

HAUSSMAN HOLDINGS
by Montgomery Asset Management, L.P., its attorney-in-fact


By:
       -----------------------------------
Title:
       -----------------------------------

QUOTA FUND N.V.
by Montgomery Asset Management, L.P., its attorney-in-fact


By:
       -----------------------------------
Title:
       -----------------------------------

NOSROB INVESTMENTS LTD.
by Montgomery Asset Management, L.P., its attorney-in-fact


By:
       -----------------------------------
Title:
       -----------------------------------

MONTGOMERY SMALL CAP PARTNERS, L.P.
by Montgomery Asset Management L.P., its General Partner


By:
       -----------------------------------
Title:
       -----------------------------------

MONTGOMERY SMALL CAP PARTNERS II, L.P.
by Keith High, its General Partner


By:
       -----------------------------------
Title:
       -----------------------------------

HAUSSMANN HOLDINGS
by Montgomery Asset Management, L.P., its attorney-in-fact


By:
       -----------------------------------
Title:
       -----------------------------------

QUOTA FUND N.V.
by Montgomery Asset Management, L.P., its attorney-in-fact


By:
       -----------------------------------
Title:
       -----------------------------------

NOSROB INVESTMENTS LTD.
by Montgomery Asset Management, L.P., its attorney-in-fact


By:
       -----------------------------------
Title:
       -----------------------------------

MONTGOMERY SMALL CAP PARTNERS III, L.P.
by Keith High, its General Partner


By:
       -----------------------------------
Title:
       -----------------------------------

POMONA CAPITAL II, L.P.


By:
       -----------------------------------
Title:
       -----------------------------------

BAUPOST LIMITED PARTNERSHIP 1983 C-1


By:
       -----------------------------------
Title:
       -----------------------------------

NOSROB INVESTMENTS LTD.
by Montgomery Asset Management, L.P., its investment advisor


By:
       -----------------------------------
Title:
       -----------------------------------

MONTGOMERY SMALL CAP PARTNERS III, L.P.
by Montgomery Asset Management L.P., its investment advisor


By:
       -----------------------------------
Title:
       -----------------------------------

POMONA CAPITAL II, L.P.


By:
       -----------------------------------
Title:
       -----------------------------------

BAUPOST LIMITED PARTNERSHIP 1983 C-1


By:
       -----------------------------------
Title:
       -----------------------------------

NOSROB INVESTMENTS LTD.
by Montgomery Asset Management, L.P., its investment advisor


By:
       -----------------------------------
Title:
       -----------------------------------

MONTGOMERY SMALL CAP PARTNERS III, L.P.
by Montgomery Asset Management L.P., its investment advisor


By:
       -----------------------------------
Title:
       -----------------------------------

POMONA CAPITAL II, L.P.


By:
       -----------------------------------
Title:
       -----------------------------------

BAUPOST LIMITED PARTNERSHIP 1983 C-1


By:
       -----------------------------------
Title:
       -----------------------------------

KENSINGTON PARTNERS


By:
       -----------------------------------
Title:
       -----------------------------------


                                        7